Restructuring and other items	12 Months Ended
Dec. 31, 2014
Restructuring and other items
14. Restructuring and other items

Restructuring and other items recognized during the year ended December 31, 2014 comprise:

	Year Ended
	December 31,	December 31,	December 31,
	2014	2013	2012
	(in thousands)
Restructuring charges	$8,796	$9,033	$4,525
Other items	-	-	1,111
Net charge	$8,796	$9,033	$5,636

Restructuring Charges
A restructuring charge of $8.8 million was recognized during the year ended December 31, 2014. Following the closure of the Company’s European Phase 1 services in 2013, the Company recognized a charge in 2014 in relation to its Manchester, United Kingdom facility; $5.6 million in relation to asset impairments and $3.2 million in relation to an onerous lease charge associated with this facility. We expect this to be paid by 2024.
	Onerous	Asset
	Lease	Impairment	Total
	(in thousands)

Total provision recognized	$3,167	$5,629	$8,796
Asset write-off	-	(5,629)	(5,629)
Provision at December 31, 2014	$3,167	-	$3,167

Prior Period Restructuring Charges
Restructuring and other items of $9.0 million were recorded during the year ended December 31, 2013. During 2013 the Company conducted a review of its operations. This review resulted in the adoption of an initial restructuring plan, which included the closure of its Phase I facility in Omaha, Nebraska. This followed the expansion of the Company’s Phase I facility in San Antonio, Texas and the consolidation of the Company’s US Phase I capabilities in this location. The restructuring plan also included resource rationalizations in certain areas of the business to improve resource utilization. A further restructuring plan was also adopted during 2013 which resulted in resource rationalizations in order to improve operating efficiencies and reduce expenses. Details of the movement in this restructuring plan are as follows:

	Workforce	Office
	Reductions	Consolidations	Total
	(in thousands)

Q1 Plan - Initial provision recognized	$3,903	$509	$4,412
Q2 Plan - Initial provision recognized	4,228	393	4,621
Total provision recognized	8,131	902	9,033
Cash payments	(6,544)	(199)	(6,743)
Amounts released	(93)	-	(93)
Foreign exchange movement	(3)	-	(3)
Provision at December 31, 2013	$1,491	$703	$2,194
Cash payments	(1,319)	(337)	(1,656)
Amounts released	-	-	-
Foreign exchange movement	(1)	-	(1)
Provision at December 31, 2014	$171	$366	$537

Other Items
On September 30, 2011 Mr. Peter Gray retired as Chief Executive Officer (“CEO”) of the Company, in accordance with the provisions of his service agreement, which was terminable on twelve months notice by either party. On October 1, 2011 Mr. Gray was appointed Vice Chairman of the Board. On June 11, 2012 the Company entered into an agreement with Mr. Gray whereby Mr. Gray’s employment and directorship of ICON plc and other ICON group companies would terminate on July 19, 2012. Under the terms of this agreement Mr. Gray would be entitled to be paid €160,000 ($220,000) in lieu of the balance of his notice period and to receive a discretionary bonus of €194,000 ($271,000) in respect of 2012. In addition, under the agreement Mr. Gray’s unvested share options would vest on the date of termination of his employment. The Company recognized a share-based compensation charge of $738,000 in respect of these options during the year ended December 31, 2012, $620,000 of which was recognized within restructuring and other items.